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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 10, 2004


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

   Delaware                         0-9408                       84-1097578
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  file number)                Identification No.)
incorporation or
 organization)

               1099 18th Street, Suite 400, Denver CO     80202
              (Address of principal executive offices)  (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or former address, if changed from last report.)

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                            PRIMA ENERGY CORPORATION

                                    FORM 8-K

                                 March 10, 2004

Item 7. Financial Statements and Exhibits

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

           Exhibit
          Table No.        Document                                 Exhibit No.
          ---------        --------                                 -----------
              99           Prima Energy Corporation Press              99.2
                           Release dated March 10, 2004

Item 12. Results of Operations and Financial Condition

     On March 10, 2004, Prima Energy Corporation, a Delaware corporation, issued a press release reporting financial results for the fourth quarter and year ended December 31, 2003 and announced execution of a gas gathering agreement. A copy of the press release is attached to this report as Exhibit 99.2, and is incorporated herein by reference.


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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRIMA ENERGY CORPORATION
                                                  (Registrant)

Date      March 10, 2004                   /s/ Neil L. Stenbuck
     ------------------------              -------------------------------------
                                           Neil L. Stenbuck,
                                           Executive Vice President,

                                           Chief Financial Officer and Treasurer


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